UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 18, 2012

GATX Corporation

(Exact name of registrant as specified in its charter)

New York	1-2328	36-1124040
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

222 West Adams Street

Chicago, Illinois 60606-5314

(Address of principal executive offices, including zip code)

(312) 621-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Item 7.01 Regulation FD Disclosure.

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition” and Item 7.01, “Regulation FD Disclosure” and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

On October 18, 2012, GATX Corporation (“GATX”) issued a press release that included unaudited financial statements and supplemental financial information for the quarter ended September 30, 2012. A copy of the press release is attached hereto as Exhibit 99.1.

GATX will host a teleconference to discuss its 2012 third quarter financial results on October 18, 2012, beginning at 11:00 a.m. Eastern Standard Time. Investors may access the conference by dialing 1-800-862-9098 (or 1-785-424-1051 if dialing from outside the United States).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated October 18, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GATX CORPORATION
(Registrant)

/s/ Robert C. Lyons
Robert C. Lyons
Executive Vice President, Chief Financial Officer

October 18, 2012

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
99.1	Press Release of GATX Corporation, dated October 18, 2012, reporting GATX Corporation’s financial results for the quarter ended September 30, 2012.	Filed Electronically